Supplemental Investor Package

Second Quarter 2009

Investor Contact:
Jennifer DiBerardino
Vice President, Investor Relations
Tel:  973-948-1364
jennifer.diberardino@selective.com

SELECTIVE INSURANCE GROUP, INC.
SECOND QUARTER 2009 INVESTOR PACKET
TABLE OF CONTENTS

Earnings Press Release	1
Selected Balance Sheet Data	7
Selected Income Statement Data	8
Quarterly Investment Income	9
Statutory Combined Ratio Summary by LOB Quarter	10
Statutory Combined Ratio Summary by LOB YTD June	11
Consolidated Balance Sheets	12
Consolidated Statements of Income	13
Consolidated Statements of Stockholder’s Equity	14
Consolidated Statements of Cash Flow	15
Statutory Balance Sheets	16
Statutory Statements of Income	17
Investment Portfolio – Appendix
Alternative Investments Exhibit	18
Municipal Bond Portfolio Chart	19
Municipal Bond Portfolio Exhibit	20
Municipal Bond Portfolio State & Repayment Source	21
Municipal Fixed Income Portfolio Exhibit	22
Ratings on Municipal Fixed Income Portfolio Exhibit	23
Structured Securities Chart	24
Structured Securities Ratings Migration	25
RMBS & RABS Chart	26
RMBS & RABS Ratings Migrations.	27
RMBS & RABS by Vintage Year Exhibit	28
RMBS and RABS by Type Exhibit	29
Alt-A RMBS Chart	30
Alt-A by Vintage Year Exhibit	31
CMBS Chart	32
CMBS Ratings Migration	33
CMBS by Vintage Year Exhibit	34
CMBS by Type Exhibit	35
2007 Vintage CMBS Chart	36
2007 Vintage CMBS Exhibit	37
2005 & 2006 Vintage CMBS Chart	38
2005 & 2006 Vintage CMBS Exhibit	39
Fixed Maturities Severity & Duration of Unrealized/Unrecognized Losses Exhibit	40
Credit Quality of AFS Securities Exhibit	41
Credit Quality of HTM Securities Exhibit	42

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	June 30,				June 30,				December 31,
	2009				2008				2008
				Unrealized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrecognized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1,2]	$1,076,043		1,073,982	(65,100)	$1,189,884		1,189,885	(43,847)	$1,024,179		1,024,181	(124,294)
Gov't\ Municipal bonds[2]	2,120,497		2,104,282	48,216	1,858,473		1,858,564	6,486	2,011,262		2,011,275	35,240
Total bonds	3,196,540		3,178,264	(16,884)	3,048,357		3,048,449	(37,361)	3,035,441		3,035,456	(89,054)
Equities	81,687		81,687	3,345	212,838		212,838	69,754	132,131		132,131	6,184
Short-term investments	195,033		195,033	-	218,074		218,074	-	198,111		198,111	-
Trading securities	-		-	-	23,196		23,196	5,214	2,569		2,569	(1,216)
Other investments	145,727		145,727	(22,103)	206,410		206,410	26,258	172,057		172,057	(5,585)
Total invested assets	3,618,987		3,600,711	(35,642)	3,708,875		3,708,967	63,865	3,540,309		3,540,324	(89,671)

Invested assets per $ of stockholders' equity	3.82				3.64				3.98

Total assets	5,030,875				5,079,175				4,941,332

Liabilities:
Reserve for losses	2,282,893				2,262,310				2,256,329
Reserve for loss expenses	394,987				375,451				384,644
Unearned premium reserve	867,977				868,851				844,334

Total liabilities	4,084,500				4,061,463				4,050,839

Stockholders' equity	946,375				1,017,712				890,493

Total debt to capitalization ratio	21.7%				21.2%				23.5%
Adjusted total debt to capitalization ratio [3]	15.4%				15.3%				17.0%

Book value per share	17.85				19.32				16.84

Book value per share excluding unrealized gain or loss on bond portfolio	17.82				19.78				17.94

NPW per insurance segment employee	767				802				797

Statutory premiums to surplus ratio	1.7	x			1.5	x			1.7	x

Statutory surplus	873,365				999,676				884,431

[1]	Includes mortgage-backed and asset backed securities.
[2]	Certain prior year amounts were reclassified to conform with currrent year presentation.
[3]
The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
	June 2009	THREE MONTHS ENDED JUNE 30,				SIX MONTHS ENDED JUNE 30,
	($ in thousands, except per share amounts)	2009		2008		2009		2008
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
	Consolidated
	Revenue	$388,249		$433,353		757,814		$872,400
	Operating income	23,030	0.43	27,401	0.52	25,769	0.48	46,919	0.88
	Net realized (losses) gains, after tax	(7,342)	(0.14)	1,250	0.02	(22,958)	(0.43)	2,235	0.04
	Net income	15,688	0.29	28,651	0.54	2,811	0.05	49,154	0.92
	Operating return on equity	9.9%		10.6%		5.6%		9.0%

	Insurance Operations
	Gross premiums written	429,769		447,798		866,211		891,777
	Net premiums written	365,263		389,394		741,046		781,348
	Net premiums earned	358,311		377,254		722,184		760,641
Underwriting profit	- before tax	6,032		934		3,069		2,733
	- after tax	3,921	0.07	607	0.01	1,995	0.04	1,776	0.03
	GAAP combined ratio	98.3%		99.8%		99.6%		99.6%

	Commercial lines
	Net premiums earned	305,245		325,197		616,790		657,288
	GAAP combined ratio	97.3%		99.7%		98.7%		99.0%
	Personal lines
	Net premiums earned	53,066		52,057		105,394		103,353
	GAAP combined ratio	104.1%		100.4%		104.7%		103.8%

	Investments
Net investment income	- before tax	26,368		38,515		42,085		76,381
	- after tax	21,869	0.41	30,082	0.57	37,010	0.70	59,453	1.11
Effective tax rate		17.1%		21.9%		12.1%		22.2%
	Annual after-tax yield on investment portfolio					2.1%		3.2%
	Annual after-tax, after-interest expense yield					1.7%		2.8%
	Invested assets per $ of stockholders' equity					3.82		3.64

	Human Resource Administration Outsourcing
	Revenue	11,054		13,498		23,773		28,616
	Income - after tax	330	0.01	607	0.01	403	0.01	1,114	0.02
	Return on revenue	3.0%		4.5%		1.7%		3.9%
	Worksite lives					20,868		24,660

	Other expenses (net of other income)
Interest expense	- before tax	(4,843)		(5,127)		(9,867)		(10,436)
	- after tax	(3,147)	(0.06)	(3,332)	(0.06)	(6,413)	(0.12)	(6,783)	(0.13)

Other - after tax		$57	-	$(563)	(0.01)	(7,226)	(0.15)	$(8,641)	(0.15)

	Diluted weighted avg shares outstanding	53,234		53,064		53,181		53,461

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Quarterly
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	June	June	Increase	June	June	Increase
	2009	2008	(Decrease)	2009	2008	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$35,972	36,424	(1.2)	$72,233	72,830	(0.8)
Short-term	312	1,290	(75.8)	924	2,727	(66.1)
Alternative Investments	(8,855)	344	N/M	(29,404)	2,177	N/M
Dividends	496	1,520	(67.4)	1,011	2,679	(62.3)
Change in Fair Value	-	257	(100.0)	262	(1,631)	N/M
Miscellaneous	68	49	38.8	240	123	95.1
	27,993	39,884	(29.8)	45,266	78,905	(42.6)

Investment Expense	1,625	1,369	18.7	3,181	2,524	26.0

Net Investment Income Before Tax	26,368	38,515	(31.5)	42,085	76,381	(44.9)

Tax	4,499	8,433	(46.7)	5,075	16,928	(70.0)

Net Investment Income After Tax	$21,869	30,082	(27.3)	$37,010	59,453	(37.7)

Net Investment Income per Share	0.41	0.57	(28.1)	0.70	1.11	(36.9)

Effective Tax Rate	17.1%	21.9%		12.1%	22.2%

Average Yields:

Fixed Maturity Securities
Pre Tax				4.3%	4.6%
After Tax				3.4%	3.6%

Portfolio
Pre Tax				2.4%	4.1%
After Tax				2.1%	3.2%

	For the three months ended		Year to Date
	June	June	June	June
Net Realized Gains (Losses)	2009	2008	2009	2008
Fixed Maturities	(9,811)	(12,619)	(33,646)	(13,230)
Equity Securities	(294)	14,542	(484)	16,668
Other	(1,189)	-	(1,189)	-
Total	(11,294)	1,923	(35,319)	3,438
Net of Tax	(7,342)	1,250	(22,958)	2,235

Selective Insurance Group, Inc.
2009 Statutory Results by Line of Business
2nd Qtr 2009 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2009	2008	Gain/(Loss)
Personal Lines:

Homeowners	$20,880	12.9%	$17,618	3.8%	51.4%	9.7%	33.4%	0.0%	94.5%	91.1%	$(118)
Auto	34,995	(1.0)%	33,034	0.3%	68.9%	14.7%	29.9%	0.0%	113.5%	110.1%	(5,061)
Other (including flood)	2,758	17.5%	2,413	12.7%	52.7%	(17.0)%	(34.2)%	0.0%	1.5%	(30.7)%	2,494
Total	$58,633	4.3%	$53,066	1.9%	62.4%	11.6%	28.1%	0.0%	102.1%	98.1%	$(2,685)

Commercial Lines:

Fire/IM	$50,217	2.5%	$48,970	0.8%	35.7%	5.3%	37.5%	0.1%	78.6%	94.4%	$10,023
Workers compensation	64,696	(17.8)%	66,590	(14.1)%	57.8%	14.2%	27.9%	1.0%	100.9%	98.6%	(87)
General liability	92,429	(12.0)%	91,853	(8.1)%	51.1%	18.7%	33.8%	0.1%	103.7%	103.3%	(3,623)
Auto	76,187	(2.9)%	75,339	(3.1)%	60.5%	9.3%	29.2%	0.0%	99.0%	96.2%	513
BOP	15,776	8.8%	15,550	8.1%	73.6%	12.2%	34.1%	0.0%	119.9%	113.5%	(3,179)
Bonds	4,853	(2.7)%	4,560	(3.3)%	32.2%	4.5%	60.3%	0.0%	97.0%	77.8%	(38)
Other	2,472	0.8%	2,383	2.3%	4.7%	0.7%	42.8%	0.0%	48.2%	43.8%	1,197
Total	$306,630	(8.0)%	$305,245	(6.1)%	52.9%	12.6%	32.5%	0.3%	98.3%	98.8%	$4,806

Grand Total	$365,263	(6.2)%	$358,311	(5.0)%	54.3%	12.4%	31.9%	0.2%	98.8%	98.7%	$2,121

Note: Some amounts may not foot due to rounding.

	2009	2008
Losses Paid	$198,478	$184,579
LAE Paid	40,822	36,010
Total Paid	$239,300	$220,589

Selective Insurance Group, Inc.
2009 Statutory Results by Line of Business
June 2009 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2009	2008	Gain/(Loss)
Personal Lines:

Homeowners	$36,231	11.1%	$34,724	3.5%	67.5%	9.2%	35.1%	0.0%	111.8%	100.9%	$(4,626)
Auto	67,634	(1.9)%	65,886	0.5%	62.6%	14.3%	30.2%	0.0%	107.1%	111.7%	$(5,195)
Other (including flood)	5,110	15.7%	4,784	12.3%	64.1%	(14.0)%	(32.9)%	0.0%	17.2%	(14.9)%	4,067
Total	$108,975	2.9%	$105,394	2.0%	64.3%	11.3%	28.9%	0.0%	104.5%	102.8%	$(5,754)

Commercial Lines:

Fire/IM	$100,451	3.3%	$97,855	(0.7)%	47.6%	5.0%	37.5%	(0.3)%	89.8%	95.5%	$9,027
Workers compensation	136,872	(13.9)%	136,967	(12.2)%	54.6%	14.4%	26.2%	1.4%	96.6%	96.5%	4,750
General liability	192,233	(11.1)%	186,077	(8.4)%	52.6%	18.5%	33.0%	(0.1)%	104.0%	100.2%	(9,550)
Auto	156,046	(1.7)%	151,185	(3.7)%	60.6%	8.2%	29.0%	(0.2)%	97.6%	98.2%	2,286
BOP	32,153	8.3%	30,761	7.8%	72.7%	12.2%	34.0%	0.0%	118.9%	109.4%	(6,278)
Bonds	9,192	(3.4)%	9,183	(3.3)%	27.6%	4.7%	59.9%	0.0%	92.2%	79.4%	711
Other	5,124	4.4%	4,763	3.4%	1.3%	0.8%	42.9%	0.0%	45.0%	45.8%	2,465
Total	$632,071	(6.4)%	$616,790	(6.2)%	54.4%	12.3%	31.8%	0.2%	98.7%	97.8%	$3,412

Grand Total	$741,046	(5.2)%	$722,184	(5.1)%	55.9%	12.1%	31.3%	0.2%	99.5%	98.5%	$(2,342)
Note: Some amounts may not foot due to rounding.

	2009	2008
Losses Paid	$394,270	$373,419
LAE Paid	77,507	70,471
Total Paid	$471,777	$443,890

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	June 30,	December 31,
($ in thousands, except share amounts)	2009	2008
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carry value
(fair value of: $1,862,148 – 2009; $1,178 – 2008)	$1,880,424	1,163
Fixed maturity securities, available-for-sale – at fair value
(amortized cost of: $1,319,332 – 2009; $3,123,346 – 2008)	1,316,116	3,034,278
Equity securities, available-for-sale – at fair value
(cost of: $78,342 – 2009; $125,947 – 2008)	81,687	132,131
Short-term investments – at cost which approximates fair value	195,033	198,111
Equity securities, trading – at fair value	-	2,569
Other investments	145,727	172,057
Total investments	3,618,987	3,540,309
Cash and cash equivalents	12,106	18,643
Interest and dividends due or accrued	35,113	36,538
Premiums receivable, net of allowance for uncollectible
accounts of: $5,899 – 2009; $4,237 – 2008	498,591	480,894
Other trade receivables, net of allowance for uncollectible
accounts of: $227 – 2009; $299 – 2008	20,957	19,461
Reinsurance recoverable on paid losses and loss expenses	5,125	6,513
Reinsurance recoverable on unpaid losses and loss expenses	241,276	224,192
Prepaid reinsurance premiums	101,398	96,617
Current federal income tax	10,688	26,327
Deferred federal income tax	129,123	146,801
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $138,443 – 2009; $132,609 – 2008	48,053	51,697
Deferred policy acquisition costs	218,016	212,319
Goodwill	29,637	29,637
Other assets	61,805	51,384
Total assets	$5,030,875	4,941,332

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,282,893	2,256,329
Reserve for loss expenses	394,987	384,644
Unearned premiums	867,977	844,334
Notes payable	261,592	273,878
Commissions payable	40,438	48,560
Accrued salaries and benefits	126,264	147,050
Other liabilities	110,349	96,044
Total liabilities	4,084,500	4,050,839

Stockholders' Equity:
Preferred stock of $0 par value per share:
Authorized shares: 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 95,568,225 – 2009; 95,263,508 – 2008	191,136	190,527
Additional paid-in capital	225,393	217,195
Retained earnings	1,119,416	1,128,149
Accumulated other comprehensive loss	(42,187)	(100,666)
Treasury stock – at cost (shares: 42,557,461 – 2009; 42,386,921 – 2008)	(547,383)	(544,712)
Total stockholders' equity	946,375	890,493
Commitments and contingencies
Total liabilities and stockholders' equity	$5,030,875	4,941,332

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended		Six Months ended
	June 30,		June 30,
(in thousands, except per share amounts)	2009	2008	2009	2008
Revenues:
Net premiums written	$365,263	389,394	741,046	781,348
Net increase in unearned premiums and prepaid reinsurance premiums	(6,952)	(12,140)	(18,862)	(20,707)
Net premiums earned	358,311	377,254	722,184	760,641
Net investment income earned	26,368	38,515	42,085	76,381
Net realized (losses) gains
Other-than-temporary impairments	(12,534)	(9,784)	(39,634)	(9,784)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	59	-	59	-
Other net realized investment gains	1,181	11,707	4,256	13,222
Total net realized investment (losses) gains	(11,294)	1,923	(35,319)	3,438
Other income	14,864	15,661	28,864	31,940
Total revenues	388,249	433,353	757,814	872,400

Expenses:
Losses incurred	194,577	209,915	403,666	420,045
Loss expenses incurred	44,472	42,889	87,577	85,835
Policy acquisition costs	114,522	122,966	227,628	250,643
Dividends to policyholders	812	1,579	1,277	2,114
Interest expense	4,843	5,127	9,867	10,436
Other expenses	16,392	14,792	36,090	40,640
Total expenses	375,618	397,268	766,105	809,713

Income (loss) before federal income tax	12,631	36,085	(8,291)	62,687

Federal income tax expense (benefit):
Current	(1,703)	12,883	3,991	24,018
Deferred	(1,354)	(5,449)	(15,093)	(10,485)
Total federal income tax (benefit) expense	(3,057)	7,434	(11,102)	13,533

Net income	$15,688	28,651	2,811	49,154

Earnings per share:
Basic net income	$0.30	0.55	0.05	0.94

Diluted net income	$0.29	0.54	0.05	0.92

Dividends to stockholders	$0.13	0.13	0.26	0.26

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Six Months Ended June 30,
($ in thousands, except per share amounts)	2009		2008
Common stock:
Beginning of year	$190,527		189,306
Dividend reinvestment plan
(shares: 70,839 – 2009; 40,645 – 2008)	141		81
Convertible debentures
(shares: 45,759 – 2008)	-		92
Stock purchase and compensation plans
(shares: 233,878 – 2009; 247,357 – 2008)	468		494
End of period	191,136		189,973

Additional paid-in capital:
Beginning of year	217,195		192,627
Dividend reinvestment plan	751		847
Convertible debentures	-		645
Stock purchase and compensation plans	7,447		13,948
End of period	225,393		208,067

Retained earnings:
Beginning of year	1,128,149		1,105,946
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $3,344	-		6,210
Cumulative-effect adjustment due to adoption, on April 1, 2009, of FSP FAS 115-2 and FAS 124-2, net of deferred income tax effect of $1,282	2,380		-
Net income	2,811	2,811	49,154	49,154
Cash dividends to stockholders ($0.26 per share – 2009;
$0.26 per share – 2008)	(13,924)		(14,023)
End of period	1,119,416		1,147,287

Accumulated other comprehensive (loss) income:
Beginning of year	(100,666)		86,043
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $(3,344)	-		(6,210)
Cumulative-effect adjustment due to adoption, on April 1, 2009, of FSP FAS 115-2 and FAS 124-2, net of deferred income tax effect of $(1,282)	(2,380)		-
Other comprehensive income (loss), increase (decrease) in:
Unrealized (losses) gains on investment securities:
Non-credit portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax effect of $(9)	(18)		-
Other net unrealized gains (losses) on investment securities, net of deferred income tax effect of: $32,472 – 2009; $(34,803) – 2008	60,306		(64,633)
Total unrealized gains (losses) on investment securities	60,288	60,288	(64,633)	(64,633)
Defined benefit pension plans, net of deferred income tax effect of: $308 – 2009; $38 – 2008	571	571	70	70
End of period	(42,187)		15,270
Comprehensive income (loss)		63,670		(15,409)

Treasury stock:
Beginning of year	(544,712)		(497,879)
Acquisition of treasury stock
(shares: 170,540 – 2009; 1,958,984 – 2008)	(2,671)		(45,006)
End of period	(547,383)		(542,885)
Total stockholders’ equity	$946,375		1,017,712

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Six-Months Ended June 30,
($ in thousands)	2009	2008
Operating Activities
Net income	$2,811	49,154

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,910	14,197
Stock-based compensation expense	5,599	9,137
Undistributed losses of equity method investments	29,404	1,047
Net realized (losses) gains	35,319	(3,438)
Postretirement life curtailment benefit	(4,217)	-
Deferred tax	(15,093)	(10,485)
Unrealized loss on trading securities	(262)	1,631

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable on unpaid losses and loss expenses	20,354	75,033
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	18,894	20,350
Decrease in net federal income tax recoverable	15,639	3,095
Increase in premiums receivable	(17,697)	(28,317)
Increase in other trade receivables	(1,496)	(1,727)
(Increase) decrease in deferred policy acquisition costs	(5,697)	789
Decrease in interest and dividends due or accrued	1,086	1,212
Decrease in reinsurance recoverable on paid losses and loss expenses	1,388	1,700
Decrease in accrued salaries and benefits	(14,573)	(4,301)
Decrease in accrued insurance expenses	(7,703)	(20,756)
Purchase of trading securities	-	(5,813)
Sale of trading securities	2,831	6,100
Other-net	(6,506)	7,479
Net adjustments	71,180	66,933
Net cash provided by operating activities	73,991	116,087

Investing Activities
Purchase of fixed maturity securities, held-to-maturity	(157,752)	-
Purchase of fixed maturity securities, available-for-sale	(512,726)	(239,887)
Purchase of equity securities, available-for-sale	(75,609)	(16,095)
Purchase of other investments	(10,595)	(25,976)
Purchase of short-term investments	(1,160,667)	(1,061,242)
Sale of fixed maturity securities, held-to-maturity	5,622	-
Sale of fixed maturity securities, available-for-sale	371,667	80,056
Sale of short-term investments	1,163,746	1,033,334
Redemption and maturities of fixed maturity securities, held-to-maturity	123,213	1,818
Redemption and maturities of fixed maturity securities, available-for-sale	63,897	158,685
Sale of equity securities, available-for-sale	123,269	34,585
Proceeds from other investments	15,498	3,798
Purchase of property and equipment	(2,986)	(3,851)
Net cash used in investing activities	(53,423)	(34,775)

Financing Activities
Dividends to stockholders	(13,378)	(13,009)
Acquisition of treasury stock	(2,671)	(45,006)
Principal payment of notes payable	(12,300)	(12,300)
Net proceeds from stock purchase and compensation plans	2,402	4,457
Excess tax benefits from share-based payment arrangements	(1,158)	1,319
Principal payments of convertible bonds	-	(8,754)
Net cash used in financing activities	(27,105)	(73,293)
Net (decrease) increase in cash and cash equivalents	(6,537)	8,019
Cash and cash equivalents, beginning of year	18,643	8,383
Cash and cash equivalents, end of period	$12,106	16,402

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Jun-30	Jun-30	Dec-31
	2009	2008	2008*

ASSETS
Bonds	$3,156,050	3,083,417	3,104,395
Common stocks	81,687	258,064	134,700
Affiliated mortgage loan	39,708	-	40,000
Other investments	156,033	206,560	172,346
Short-term investments	167,906	181,852	137,878
Total investments	3,601,384	3,729,893	3,589,319

Cash on hand and in banks	(29,290)	(45,075)	(36,472)
Interest and dividends due and accrued	35,263	34,986	36,523
Premiums receivable	495,320	521,029	476,768
Reinsurance recoverable on paid losses and expenses	5,125	(7,601)	6,513
Federal income tax recoverable	-	-	12,069
Deferred tax recoverable	89,673	88,227	86,208
EDP equipment	2,748	4,042	3,815
Equities and deposits in pools and associations	7,287	11,661	8,517
Receivable for sold securities	26,378	848	13,278
Other assets	24,585	30,359	28,719
Total assets	$4,258,473	4,368,369	4,225,257

LIABILITIES
Reserve for losses	$2,041,117	2,000,592	2,031,947
Reinsurance payable on paid loss and loss expense	627	1,353	716
Reserve for loss expenses	392,937	373,173	382,796
Unearned premiums	766,579	779,873	747,717
Reserve for commissions payable	40,438	44,987	48,560
Ceded balances payable	10,003	5,992	8,421
Federal income tax payable	1,778	24,432	-
Premium and other taxes payable	21,139	19,417	20,721
Reserve for dividends to policyholders	4,073	5,112	5,023
Reserves for unauthorized reinsurance	1,416	1,258	1,416
Payable for securities	22,723	50,951	-
Funds withheld on account of others	4,649	4,854	4,977
Accrued salaries and benefits	64,952	42,943	74,287
Other liabilities	12,677	13,756	14,245
Total liabilities	3,385,108	3,368,693	3,340,826

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325	28,325
Paid in surplus	255,792	235,792	235,792
Unassigned surplus	589,248	735,559	620,314
Total policyholders' surplus	873,365	999,676	884,431
Total liabilities and policyholders' surplus	$4,258,473	4,368,369	4,225,257

*December 31, 2008 results include a retroactive affiliate transaction involving SICA, SIGI, and Wantage Avenue Holding Company.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Six Months Ended
	June				June
	2009		2008		2009		2008

UNDERWRITING

Net premiums written	$365,263		389,395		741,046		781,348

Net premiums earned	358,311		377,254		722,184		760,641

Net losses paid	198,478		184,579		394,270		373,419
Change in reserve for losses	(3,891)		25,348		9,171		46,632
Net losses incurred	194,587	54.3%	209,927	55.6%	403,441	55.9%	420,051	55.2%
Net loss expenses paid	40,822		36,010		77,507		70,471
Change in reserve for loss expenses	3,691		6,768		10,142		15,047
Net loss expenses incurred	44,513	12.4%	42,778	11.3%	87,649	12.1%	85,518	11.2%
Net underwriting expenses incurred	119,042	32.7%	122,768	31.6%	234,855	31.7%	249,254	31.9%
Total deductions	358,142		375,473		725,945		754,823
Statutory gain (loss)	169		1,781		(3,761)		5,818

Net loss from premium balances charged off	(1,034)		(833)		(2,368)		(1,486)
Finance charges and other income	3,798		1,775		5,064		2,466
Total other income	2,764	-0.8%	942	-0.2%	2,696	-0.4%	980	-0.1%
Policyholders' dividends incurred	(812)	0.2%	(1,579)	0.4%	(1,277)	0.2%	(2,114)	0.3%
Total underwriting gain (loss)	2,121	98.8%	1,144	98.7%	(2,342)	99.5%	4,684	98.5%

INVESTMENT
Net investment income earned	34,445		37,992		60,499		78,240
Net realized (loss) gain	(11,536)		2,827		(36,514)		6,147
Total income before income tax	25,030		41,963		21,643		89,071
Federal income tax expense	4,509		15,254		14,093		29,948

Net income	$20,521		26,709		7,550		59,123

Policyholders' Surplus
Surplus, beginning of period	$849,985		1,016,282		884,431		1,034,294

Net income	20,521		26,709		7,550		59,123
Change in deferred tax	505		5,842		15,557		7,253
Change in unrealized gains (losses)	366		(10,887)		(21,695)		(29,002)
Dividends to stockholders	-		(28,003)		(12,003)		(52,543)
Paid in surplus	-		-		20,000		-
Change in non-admitted assets	1,929		(10,253)		(20,534)		(19,340)
Surplus adjustments	59		(14)		59		(109)

Net change in surplus for period	23,380		(16,606)		(11,066)		(34,618)

Surplus, end of period	$873,365		999,676		873,365		999,676

Statutory underwriting gain (loss):	$2,121		1,144		(2,342)		4,684

Adjustments under GAAP:
Deferred policy acquisition costs	4,347		87		5,698		(789)
Other, net	(436)		(297)		(287)		(1,162)
GAAP underwriting gain	$6,032		934		3,069		2,733
Note:  Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of June 30, 2009
(unaudited)

	Inception	Current		Invest.	2nd QTR	YTD	Remaining
Fund	Year	Market Value	Cost	Multiple(1)	Income	Income	Commitment
Real Estate
LEH RE II	2005	$11,186,476	$12,011,057	0.96	$(1,385,110)	$(4,266,161)	$4,160,592
GS Whitehall 2007	2007	$4,886,634	$14,250,000	0.34	$(1,019,607)	$(3,660,787)	$750,000
LEH RE III	2008	$3,637,811	$6,151,347	0.59	$(460,207)	$(1,479,365)	$8,848,653
Total - Real Estate		$19,710,921	$32,412,404		$(2,864,924)	$(9,406,313)	$13,759,245
Mezzanine Financing
GS Mezz III	2003	$3,843,903	$2,403,021	1.14	$(180,988)	$(504,528)	$5,637,326
LEH Euro Mezz	2004	$3,311,310	$2,377,268	1.07	$(285,732)	$(900,732)	$-
GS Mezz 2006	2006	$3,799,339	$9,224,574	0.51	$(1,757,727)	$(3,419,838)	$5,228,783
GS Mezz V	2007	$6,118,080	$7,094,103	0.89	$(47,247)	$(611,973)	$17,752,669
Total - Mezz. Financing		$17,072,632	$21,098,966		$(2,271,694)	$(5,437,071)	$28,618,778
Distressed Debt
Varde LP	1997	$11,194,469	$4,000,000	2.80	$151,681	$(390,032)	$-
Varde VIII	2006	$10,931,514	$10,000,000	1.09	$632,545	$567,555	$-
GS Distressed Opp III	2007	$5,940,645	$10,000,056	0.61	$(1,048,251)	$(2,480,223)	$4,610,862
Total - Distressed Debt		$28,066,628	$24,000,056		$(264,026)	$(2,302,700)	$4,610,862
Private Equity
Prospector (1)	1997	$1,777,739	$1,778,000	2.89	$156	$(230)	$-
Trilantic Capital Partners III	2004	$7,330,848	$4,014,247	1.37	$257,127	$(387,873)	$1,195,415
NB Co-Invest	2006	$6,501,920	$7,869,378	0.88	$(957,261)	$(2,560,229)	$4,769,210
GS PEP Asia	2007	$1,019,137	$1,354,400	0.75	$(102,414)	$(147,236)	$5,645,157
Trilantic Capital Partners IV	2007	$3,361,621	$3,987,076	0.84	$17,508	$(222,492)	$7,111,275
Total - Private Equity		$19,991,265	$19,003,101		$(784,884)	$(3,318,060)	$18,721,058
Private Equity, Secondary Market
NB SOF	2005	$7,092,871	$6,522,513	1.05	$(482,957)	$(1,471,828)	$1,199,494
GS Vintage IV	2007	$9,594,683	$11,994,286	0.82	$(1,828,149)	$(2,973,509)	$6,781,085
NB SOF II	2008	$1,957,607	$1,774,610	1.10	$180,863	$226,732	$10,225,390
GS Vintage V	2008	$2,025,791	$2,200,000	0.92	$(221,078)	$(184,072)	$7,800,000
Total - Pvt. Eq. Sec. Mkt.		$20,670,952	$22,491,409		$(2,351,321)	$(4,402,677)	$26,005,969
Energy/Power Generation
ArcLight I	2002	$684,582	$684,582	1.69	$(178,461)	$(1,896,896)	$1,655,505
ArcLight II	2003	$7,397,474	$2,570,160	1.25	$6,500	$(1,400,112)	$2,295,492
ArcLight III	2006	$12,509,467	$12,172,972	1.02	$210,301	$136,195	$1,613,735
Quintana Energy	2006	$5,656,706	$6,927,238	0.82	$(261,182)	$(595,321)	$3,072,762
ArcLight IV	2007	$5,420,709	$5,784,036	0.94	$13,757	$(64,572)	$4,215,964
Total - Energy/Power Generation		$31,668,938	$28,138,988		$(209,085)	$(3,820,706)	$12,853,458
Venture Capital
Venture V	2001	$5,360,223	$6,073,978	0.91			$2,200,000
Total - Venture Capital		$5,360,223	$6,073,978		$(109,455)	$(716,673)	$2,200,000
TOTAL - ALTERNATIVE INVESTMENTS		$142,541,558	$153,218,902		$(8,855,388)	$(29,404,200)	$106,769,371
(1) Market value + capital returned divided by capital called since inception

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
June 30, 2009
($ in thousands)
(unaudited)

Portfolio Composition	Ratings Profile

•Market Value = $1,679,353 ; Unrealized/Unrecognized Gain/(Loss) = $40,690
•Held to Maturity (HTM) 75%; Available For Sale (AFS) 25%
•Muni Portfolio S&P Average Rating = AA+
•Muni Portfolio = 46.6% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Muni Bond Portfolio
June 30, 2009
($ in thousands)
(unaudited)

Market Value

Type	AAA	AA	A	BBB	BB	Total	% of Total Muni	% of Total Fixed Income Portfolio	% of Total GAAP Equity
General Obligation	$271,599	$273,067	$11,058	$-	$-	$555,724	33%	17%	59%
Transportation	68,897	83,995	69,874	-	-	222,766	13%	7%	24%
Water & Sewer	123,203	59,839	33,437	-	-	216,480	13%	7%	23%
Education	53,382	75,967	20,247	2,499	-	152,094	9%	5%	16%
Housing	46,803	98,950	-	-	-	145,753	9%	5%	15%
Special Tax	52,392	48,375	30,703	-	-	131,470	8%	4%	14%
Electric	41,519	37,106	38,806	-	-	117,431	7%	4%	12%
Leasing	12,119	31,168	12,345	-	-	55,632	3%	2%	6%
Hospital	5,586	17,377	4,095	-	-	27,057	2%	1%	3%
Other	17,210	3,878	22,454	9,903	1,500	54,946	3%	2%	6%
Total Muni-Market Value	$692,711	$729,721	$243,019	$12,402	$1,500	$1,679,353	100%	53%	177%
% of Total Muni	41%	44%	15%	1%	0%	100%
% of Total Fixed Income Portfolio	22%	23%	8%	0%	0%	53%
% of Total GAAP Equity	73%	77%	26%	1%	0%	177%
Weighted Average Market Price	103.2	102.9	99.8	90.6	100.0	102.5

Unrealized/Unrecognized Gain/(Loss)

Type	AAA	AA	A	BBB	BB	Total
General Obligation	$10,024	$10,744	$335	$-	$-	$21,103
Transportation	3,327	2,170	(710)	-	-	4,788
Water & Sewer	4,574	1,627	48	-	-	6,249
Education	1,614	2,851	202	63	-	4,729
Housing	(1,469)	(367)	-	-	-	(1,835)
Special Tax	1,706	896	(146)	-	-	2,457
Electric	1,190	1,280	359	-	-	2,829
Leasing	507	1,061	149	-	-	1,717
Hospital	247	351	17	-	-	614
Other	(153)	188	(645)	(1,351)	-	(1,961)
Total Muni-UnrealizedUnrecognized	$21,568	$20,800	$(390)	$(1,289)	$-	$40,690
% of Total Muni	53%	51%	-1%	-3%	0%	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
June 30, 2009
($ in thousands)
(unaudited)

Repayment Source Composition by State %
Market Values

State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	Pre-refunded	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of State
TX	88,576	57%	59,235	38%	6,383	4%	-	0%	-	0%	154,195	100%
TX-PSF	-	0%	-	0%	-	0%	-	0%	50,363	100%	50,363	100%
FL	90,359	91%	-	0%	8,911	9%	-	0%	-	0%	99,269	100%
WA	47,416	50%	46,987	50%	-	0%	-	0%	-	0%	94,403	100%
AZ	75,904	82%	16,293	18%	-	0%	-	0%	-	0%	92,197	100%
NY	87,950	97%	3,165	3%	-	0%	-	0%	-	0%	91,115	100%
GA	30,527	43%	16,309	23%	23,392	33%	-	0%	-	0%	70,228	100%
IL	43,814	64%	24,145	36%	-	0%	-	0%	-	0%	67,959	100%
OH	39,647	60%	13,854	21%	12,847	19%	-	0%	-	0%	66,348	100%
CO	26,558	44%	32,700	54%	1,596	3%	-	0%	-	0%	60,854	100%
CA	46,211	83%	9,602	17%	-	0%	-	0%	-	0%	55,813	100%
Other	502,576	70%	113,910	16%	97,314	14%	-	0%	-	0%	713,800	100%
Pre-refunded		0%	-	0%	-	0%	62,809	100%	-	0%	62,809	100%
Grand Total	1,079,538	64%	336,199	20%	150,443	9%	62,809	4%	50,363	3%	1,679,353	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Fixed Income Portfolio as of June 30, 2009
($ in millions)
(unaudited)

	Average	Market	% of Total	Unrealized/ Unrecognized
	Credit Rating	Value	Muni Portfolio	Gain/(Loss)

Uninsured Securities	AA+	$890	53%	$23

Securities with Insurance Enhanced[1]	AA+	789	47%	18
Without Insurance Enhancement	AA-

Total		$1,679	100%	$41

1 Includes $22.0 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and its Subsidiaries
Ratings on Municipal Fixed Income Portfolio
June 30, 2009
($ in millions)
(unaudited)

	Uninsured Securities		Insurance Enhanced Securities[1]		Underlying Rating of Insurance Enhanced Securities[1]		Total Municipal Fixed Income Portfolio (with Insurance Enhancement)		Total Municipal Fixed Income Portfolio (without Insurance Enhancement)
	(1)		(2)		(3)		(1) + (2)		(1) + (3)
S&P or equivalent ratings	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total
AAA	$474	53%	$219	28%	$63	8%	$693	42%	$537	32%
AA+	152	17%	72	9%	89	11%	224	14%	241	14%
AA	140	16%	110	14%	139	18%	250	15%	278	17%
AA-	58	7%	199	25%	240	30%	257	15%	298	18%
A+	30	3%	58	7%	92	12%	88	5%	122	7%
A	9	1%	110	14%	74	9%	120	7%	83	5%
A-	18	2%	18	2%	57	7%	36	2%	75	4%
BBB+	1	0%	3	0%	8	1%	4	0%	9	1%
BBB	7	1%	2	0%	-	0%	8	0%	7	0%
BBB-	-	0%	-	0%	27	3%	-	0%	27	2%
BB+	2	0%	-	0%	-	0%	2	0%	2	0%
Total	$890	100%	$789	100%	$789	100%	$1,679	100%	$1,679	100%
Average Rating:	AA+		AA+		AA-		AA+		AA
Unrealized/Unrecognized Gain/(Loss):	23		18				41

1 Includes $22.0 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Structured Securities
June 30, 2009
($ in thousands)
(unaudited)

Portfolio Composition	Ratings Profile

•Market Value = $664,377 ; Unrealized/Unrecognized Gain/(Loss) = ($65,154)
•Held to Maturity (HTM) 46%; Available for Sale (AFS) 54%
•Structured Security Portfolio Average Rating = AA+
•Structured Securities = 18.5% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Structured Securities
Ratings Migration (1)
($ thousands)
(unaudited)

June 30, 2009

Original Rating		Current Rating							Downgraded
Rating	Amount	AAA	AA	A	BBB	BB	B	CC	$	%
AAA	686,586	608,406	11,683	20,643	18,551	2,816	15,527	8,960	78,180	11.4%
AA	38,132	5,280	14,874			7,343		10,635	17,978	47.1%
A	13,636			12,210		1,426			1,426	10.5%
BBB	25,175				10,000	7,000	1,425	6,750	15,175	60.3%
BB	5,000					5,000			-	0.0%
Total Par Value	768,529	613,686	26,557	32,853	28,551	23,585	16,952	26,345	112,759	14.7%

Note (1): Migration period is from the purchase date of each security to June 30, 2009

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
June 30, 2009
($ in thousands)
(unaudited)

Portfolio Composition	Ratings Profile

•Market Value = $425,348; Unrealized/Unrecognized Gain/(Loss) = ($26,545)
•Held to Maturity (HTM) 41%; Available for Sale (AFS) 59%
•RMBS & RABS Portfolio Average Rating = AA+
•RMBS & RABS Securities = 11.8% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Asset Backed (RABS) Securities
Ratings Migration (1)
($ thousands)
(unaudited)

June 30, 2009

Original Rating		Current Rating						Downgraded
Rating	Amount	AAA	AA	A	BB	B	CC	$	%
AAA	453,852	414,920	11,683	2,762		15,527	8,960	38,932	8.6%
AA	14,622	280			3,707		10,635	14,342	98.1%
A	3,635			2,209	1,426			1,426	39.2%
BBB	1,425					1,425		1,425	100.0%
BB	-							-	0.0%
Total Par Value	473,534	415,200	11,683	4,971	5,133	16,952	19,595	56,125	11.9%
Note (1): Migration period is from the purchase date of each security to June 30, 2009

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS)- by Vintage Year
June 30, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BB	B	CC	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1983	$14	$-	$-	$-	$-	$-	$14	0%	0%	0%
2002	52,827	-	1,776	-	-	-	54,603	13%	2%	6%
2003	60,240	-	837	-	-	-	61,078	14%	2%	6%
2004	68,834	1,369	-	-	-	-	70,204	17%	2%	7%
2005	32,703	7,626	-	-	-	-	40,329	9%	1%	4%
2006	43,931	-	-	-	9,623	896	54,450	13%	2%	6%
2007	7,739	-	-	1,335	333	1,584	10,991	3%	0%	1%
2008	39,574	-	-	-	-	-	39,574	9%	1%	4%
2009	94,106	-	-	-	-	-	94,106	22%	3%	11%
Total RMBS & RABS-Market Value	$399,968	$8,996	$2,614	$1,335	$9,956	$2,480	$425,348	100%	13%	45%
% of Total RMBS & RABS	94%	2%	1%	0%	2%	0%	100%
% of Total Fixed Income Portfolio	13%	0%	0%	0%	0%	0%	13%
% of Total GAAP Equity	42%	2%	0%	0%	1%	0%	45%
Weighted Average Market Price	104.6	76.4	15.1	8.9	331.9	27.4	92.8

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	AA	A	BB	B	CC	Total
1983	$1	$-	$-	$-	$-	$-	$1
2002	840	-	(983)	-	-	-	(143)
2003	896	-	(1,352)	-	-	-	(455)
2004	143	(313)	-	-	-	-	(169)
2005	(9,383)	(2,288)	-	-	-	-	(11,671)
2006	(4,902)	-	-	-	(5,812)	(524)	(11,238)
2007	160	-	-	(3,033)	(179)	-	(3,052)
2008	(43)	-	-	-	-	-	(43)
2009	226	-	-	-	-	-	226
Total RMBS & RABS - Unrealized/Unrecognized	$(12,062)	$(2,601)	$(2,334)	$(3,033)	$(5,991)	$(524)	$(26,545)
% of Total RMBS & RABS	45%	10%	9%	11%	23%	2%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS)- by Type
June 30, 2009
($ in thousands)
(unaudited)

Market Value

RMBS Type	AAA	AA	A	BB	B	CC	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency	$352,264	$-	$-	$-	$-	$-	$352,264	83%	11%	37%
FHA/VA	9,308	-	-	-	-	-	9,308	2%	0%	1%
Total Agency	361,572	-	-	-	-	-	361,572	85%	11%	38%
Alt-A	22,555	1,369	-	-	2,309	-	26,234	6%	1%	3%
Alt-A CDO	-	-	-	-	-	896	896	0%	0%	0%
Home Equity ABS	-	-	1,776	-	-	-	1,776	0%	0%	0%
Non-Agency & Other Prime	15,841	7,626	837	1,335	7,647	1,584	34,871	9%	1%	4%
Total RMBS & RABS-Market Value	$399,968	$8,996	$2,614	$1,335	$9,956	$2,480	$425,348	100%	13%	45%
% of Total RMBS & RABS	94%	2%	1%	0%	2%	0%	100%
% of Total Fixed Income Portfolio	13%	0%	0%	0%	0%	0%	13%
% of Total GAAP Equity	42%	2%	0%	0%	1%	0%	45%
Weighted Average Market Price	104.6	76.4	15.1	8.9	331.9	27.4	92.8

Unrealized/Unrecognized Gain/(Loss)

RMBS Type	AAA	AA	A	BB	B	CC	Total
Agency	$6,954	$-	$-	$-	$-	$-	$6,954
FHA/VA	(2,191)	-	-	-	-	-	(2,191)
Total Agency	4,764	-	-	-	-	-	4,764
Alt-A	(7,744)	(313)	-	-	(5,812)	-	(10,132)
Alt-A CDO	-	-	-	-	-	(524)	(524)
Home Equity ABS	-	-	(983)	-	-	-	(983)
Non-Agency & Other Prime	(9,082)	(2,288)	(1,352)	(3,033)	(179)	-	(19,670)
Total RMBS & RABS - Unrealized/Unrecognized	$(12,062)	$(2,601)	$(2,334)	$(3,033)	$(5,991)	$(524)	$(26,545)
% of Total RMBS & RABS	45%	10%	9%	11%	23%	2%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alt-A Securities
June 30, 2009
($ in thousands)
(unaudited)

Portfolio Composition	Ratings Profile

• Market Value = $27,130; Unrealized/Unrecognized Gain/(Loss) = ($10,656)
• Held to Maturity (HTM) 3% ; Available for Sale (AFS) 97%
• Alt-A Portfolio S&P Average Rating = AA+
• Alt-A Securities = 0.8% of the Total Portfolio

–Fixed-30 Loan-to-Value Ratio = 72.7%
–Hybrid ARM Loan-to-Value Ratio = 71.8%
–Fixed-15 Loan-to-Value Ratio = 41.1%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
ALT-A by Vintage Year
June 30, 2009
($ in thousands)
(unaudited)

Market Value

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total	% of Total Alt- A	% of Total Fixed Income Portfolio	% of Total GAAP Equity
2002	$4,850	$-	$-	$-	$4,850	18%	0%	1%
2003	-	1,563	391	-	1,954	7%	0%	0%
2004	-	1,819	1,491	-	3,310	12%	0%	0%
2005	-	3,094	2,413	-	5,507	20%	0%	1%
2006	-	8,304	2,309	896	11,509	43%	1%	1%
Total ALT-A, Market Value	$4,850	$14,780	$6,603	$896	$27,130	100%	1%	3%
% of Total ALT-A	18%	55%	24%	3%	100%
% of Total Fixed Income Portfolio	0%	1%	0%	0%	1%
% of Total GAAP Equity	0%	2%	1%	0%	3%
Weighted Average Market Price	90.7	23.7	57.2	9.9	30.7

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total
2002	$(180)	$-	$-	$-	$(180)
2003	-	(372)	(75)	-	(447)
2004	-	(118)	(356)	-	(474)
2005	-	(496)	(1,981)	-	(2,477)
2006	-	(4,478)	(2,076)	(524)	(7,078)
Total ALT-A, Unrealized/Unrecognized	$(180)	$(5,464)	$(4,488)	$(524)	$(10,656)
% of Total ALT-A	2%	51%	42%	5%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
June 30, 2009
($ in thousands)
(unaudited)

Portfolio Composition	Ratings Profile

• Market Value = $184,628; Unrealized/Unrecognized Gain/(Loss) = ($32,805)
• Held to Maturity (HTM) 53%; Available for Sale (AFS) 47%
• CMBS Portfolio Average Rating = AA+
• CMBS Securities = 5.1% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)
Ratings Migration (1)
($ thousands)
(unaudited)

June 30, 2009

Original Rating		Current Rating				Downgraded
Rating	Amount	AAA	A	BBB	BB	$	%
AAA	196,914	167,397	9,470	17,231	2,816	29,517	15.0%
AA	8,635	5,000			3,635	3,635	42.1%
A	-					-	0.0%
BBB	17,000			10,000	7,000	7,000	41.2%
BB	5,000				5,000	-	0.0%
Total Par Value	227,549	172,397	9,470	27,231	18,451	40,152	17.6%

Note (1): Migration period is from the purchase date of each security to June 30, 2009

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)- by Vintage Year
June 30, 2009
($ in thousands)
(unaudited)
Market Value

Vintage Yr	AAA	A	BBB	BB	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1996	$2,934	$-	$-	$-	$2,934	2%	0%	0%
1999	3,887	-	-	-	3,887	2%	0%	0%
2000	27,972	-	-	-	27,972	15%	1%	3%
2001	26,808	-	-	-	26,808	14%	1%	3%
2002	14,282	-	-	-	14,282	8%	1%	2%
2003	1,893	-	-	-	1,893	1%	0%	0%
2004	8,993	-	-	-	8,993	5%	0%	1%
2005	1,048	1,207	889	253	3,398	2%	0%	0%
2006	41,600	-	3,027	-	44,627	24%	2%	5%
2007	33,658	1,544	1,456	3,406	40,064	22%	1%	4%
2009	9,770	-	-	-	9,770	5%	0%	1%
Total CMBS-Market Value	$172,846	$2,751	$5,372	$3,659	$184,628	100%	6%	20%
% of Total CMBS	94%	1%	3%	2%	100%
% of Total Fixed Income Portfolio	5%	0%	1%	0%	6%
% of Total GAAP Equity	18%	0%	1%	1%	20%
Weighted Average Market Price	102.1	61.5	27.2	19.8	85.7

Unrealized/Unrecognized Gain/(Loss)

Vintage Yr	AAA	A	BBB	BB	Total
1996	$(124)	$-	$-	$-	$(124)
1999	37	-	-	-	37
2000	217	-	-	-	217
2001	970	-	-	-	970
2002	831	-	-	-	831
2003	(111)	-	-	-	(111)
2004	(506)	-	-	-	(506)
2005	(408)	(3,263)	(3,912)	(2,563)	(10,145)
2006	(1,439)	-	(11,517)	-	(12,956)
2007	(225)	(3,456)	(1,407)	(5,700)	(10,787)
2009	(230)	-	-	-	(230)
Total CMBS-Unrealized/Unrecognized	$(988)	$(6,719)	$(16,835)	$(8,263)	$(32,805)
% of Total CMBS	3%	20%	51%	25%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)- by Type
June 30, 2009
($ thousands)
(unaudited)

Market Value

CMBS Type	AAA	A	BBB	BB	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency Multi-Family	$108,896	$-	$-	$-	$108,896	59%	3%	12%
Conduit	11,271	-	-	-	11,271	6%	0%	1%
Fusion (1)	42,697	1,544	1,047	656	45,943	25%	1%	5%
Lease-Backed	3,887	-	-	-	3,887	2%	0%	0%
Re-Securitization	1,048	1,207	3,027	253	5,535	3%	0%	1%
Single Borrower - Multiple Properties	5,047	-	1,299	2,750	9,096	5%	0%	1%
Total CMBS-Market Value	$172,846	$2,751	$5,373	$3,659	$184,628	100%	6%	20%
% of Total CMBS	94%	1%	3%	2%	100%
% of Total Fixed Income Portfolio	5%	0%	1%	0%	6%
% of Total GAAP Equity	18%	0%	1%	1%	20%
Weighted Average Market Price	102.1	61.5	27.2	19.8	85.7

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	A	BBB	BB	Total
Agency MultiFamily	$2,708	$-	$-	$-	$2,708
Conduit	(19)	-	-	-	(19)
Fusion (1)	(3,324)	(3,456)	(4,618)	(3,450)	(14,847)
Lease-Backed	37	-	-	-	37
Re-Securitization	(408)	(3,263)	(11,517)	(2,563)	(17,750)
Single Borrower - Multiple Properties	18	-	(701)	(2,250)	(2,933)
Total CMBS-Unrealized/Unrecognized	$(988)	$(6,719)	$(16,835)	$(8,263)	$(32,805)
% of Total CMBS	3%	20%	51%	25%	100%

(1) Fusion means a CMBS composed of large and small loans.
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
2007 Vintage Commercial Mortgage Backed (CMBS) Securities
June 30, 2009
($ in thousands)
(unaudited)

Portfolio Composition	Ratings Profile

•Market Value = $40,064; Unrealized/Unrecognized Gain/(Loss) = ($10,787)
•Held to Maturity (HTM) 53%; Available for Sale (AFS) 47%
•2007 Vintage CMBS Portfolio Average Rating = AA+
•2007 Vintage CMBS Securities = 1.3% of the Fixed Income Portfolio
•2007 Vintage CMBS Securities = 1.1% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
2007 Vintage Commercial Mortgage Backed Securities (CMBS)
June 30, 2009
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	A	BBB	BB	Total	% of 2007 Vintage CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency Multi-Family	$29,977	$-	$-	$-	$29,977	75%	1%	3%
Fusion (1)	3,680	1,544	157	656	6,038	15%	0%	1%
Single Borrower - Multiple Properties	-	-	1,299	2,750	4,049	10%	0%	0%
2007 Vintage CMBS-Market Value	$33,658	$1,544	$1,456	$3,406	$40,064	100%	1%	4%
% of 2007 Vintage CMBS	84%	4%	3%	9%	100%
% of Total Fixed Income Portfolio	1%	0%	0%	0%	1%
% of Total GAAP Equity	4%	0%	0%	0%	4%
Weighted Average Market Price	68.5	30.9	29.1	21.8	57.4

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	A	BBB	BB	Total
Agency MultiFamily	$1,118	$-	$-	$-	$1,118
Fusion (1)	(1,343)	(3,456)	(706)	(3,450)	(8,954)
Single Borrower - Multiple Properties	-	-	(701)	(2,250)	(2,951)
2007 Vintage CMBS-Unrealized/Unrecognized	$(225)	$(3,456)	$(1,407)	$(5,700)	$(10,787)
% of 2007 Vintage CMBS	2%	32%	13%	53%	100%

(1) Fusion means a CMBS composed of large and small loans
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
2005 & 2006 Vintage Commercial Mortgage Backed (CMBS) Securities
June 30, 2009
($ in thousands)
(unaudited)

Portfolio Composition	Ratings Profile

•Market Value = $48,025; Unrealized/Unrecognized Gain/(Loss) = ($23,101)
•Held to Maturity (HTM) 32%; Available for Sale (AFS) 68%
•2005 & 2006 Vintage CMBS Portfolio Average Rating = AA+
•2005 & 2006 Vintage CMBS Securities = 1.5% of the Fixed Income Portfolio
•2005 & 2006 Vintage CMBS Securities = 1.3% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
2005 & 2006 Vintage Commercial Mortgage Backed Securities (CMBS)
June 30, 2009
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	A	BBB	BB	Total	% of 2005 & 2006 Vintage CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency Multi-Family	$32,759	$-	$-	$-	$32,759	68%	2%	3%
Fusion (1)	8,842	-	889	-	9,731	20%	0%	1%
Re-Securitization	1,048	1,207	3,027	253	5,535	12%	0%	1%
2005 & 2006 Vintage CMBS-Market Value	$42,649	$1,207	$3,916	$253	$48,025	100%	2%	5%
% of 2005 & 2006 Vintage CMBS	89%	3%	7%	1%	100%
% of Total Fixed Income Portfolio	2%	0%	0%	0%	2%
% of Total GAAP Equity	5%	0%	0%	0%	5%
Weighted Average Market Price	154.6	27.0	26.6	9.0	90.4

Unrealized/Unrecognized Gain/(Loss)

CMBS Type	AAA	A	BBB	BB	Total
Agency MultiFamily	$(281)	$-	$-	$-	$(281)
Fusion (1)	(1,158)	-	(3,912)	-	(5,070)
Re-Securitization	(408)	(3,263)	(11,517)	(2,563)	(17,750)
2005 & 2006 Vintage CMBS-Unrealized/Unrecognized	$(1,847)	$(3,263)	$(15,428)	$(2,563)	$(23,101)
% of 2005 & 2006 Vintage CMBS	8%	14%	67%	11%	100%

(1) Fusion means a CMBS composed of large and small loans
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Fixed Maturity Securities
Severity and Duration of Unrealized/Unrecognized Losses
June 30, 2009
($ in millions)
(unaudited)

	Unrealized/ Unrecognized	Fair
Fair Value as a Percentage of Amortized Cost	(Loss) Gain	Value
85% but less than 100% of amortized cost	$(23.2)	652.4
75% or more but less than 85% of amortized cost	(10.9)	45.4
Less than 75% of amortized cost	(64.6)	53.5
Gross unrealized/unrecognized losses on fixed maturity securities	(98.7)	751.3
Gross unrealized/unrecognized gains on fixed maturity securities	81.8	2,427.0
Net unrealized/unrecognized losses on fixed maturity securities	$(16.9)	3,178.3

Duration of Unrealized/Unrecognized Loss Position	75% or more but less than 85% of Amortized Cost	Less than 75% of Amortized Cost
0 – 3 months	$(1.6)	(2.5)
4 – 6 months	(1.2)	(7.3)
7 – 9 months	(3.5)	(27.9)
10 – 12 months	(3.9)	(7.2)
Greater than 12 months	(0.7)	(19.7)
Gross unrealized/unrecognized losses	$(10.9)	(64.6)

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available for Sale Securities
June 30, 2009
($ in millions)
(unaudited)

	June 30, 2009			December 31, 2008
	Fair Value	Unrealized Gain (Loss)	Credit Quality	Fair Value	Unrealized Gain (Loss)	Credit Quality

AFS Portfolio:
U.S. government obligations[1]	$231.4	1.9	AAA	252.2	16.6	AAA
State and municipal obligations	424.9	17.8	AA+	1,758.0	18.6	AA+
Corporate securities	301.1	4.5	A+	366.5	(22.9)	A
Mortgage-backed securities ("MBS")	335.8	(26.0)	AA+	596.2	(86.1)	AA+
Asset-backed securities ("ABS")	22.9	(1.4)	AA	61.4	(15.3)	AA
Total AFS portfolio	$1,316.1	(3.2)	AA+	3,034.3	(89.1)	AA+

State and Municipal Obligations:
Government obligations	$252.6	9.9	AA+	574.1	16.2	AA+
Special revenue obligations	172.3	7.9	AA+	1,183.9	2.4	AA+
Total state and municipal obligations	$424.9	17.8	AA+	1,758.0	18.6	AA+

Corporate Securities:
Financial	$61.3	(0.8)	A+	101.0	(13.1)	A+
Industrials	48.8	1.4	A-	67.7	(2.1)	A-
Utilities	23.6	0.7	A-	47.6	(0.8)	A
Consumer discretionary	35.6	1.0	AA-	33.9	(1.5)	A-
Consumer staples	35.9	0.9	A+	42.0	0.5	A
Health care	29.2	1.5	AA	22.7	0.7	A+
Materials	14.2	(0.7)	BBB+	13.2	(3.7)	BBB+
Energy	29.7	0.8	AA-	19.1	(0.2)	A-
Information technology	11.4	(0.6)	A+	10.1	(1.9)	BBB
Telecommunications services	11.4	0.3	A	9.2	(0.8)	A-
Total corporate securities	$301.1	4.5	A+	366.5	(22.9)	A

MBS:
Agency CMBS	$86.4	1.9	AAA	72.9	2.8	AAA
Non-agency CMBS	-	-	-	154.3	(34.8)	AAA
Agency RMBS	188.5	1.7	AAA	245.5	4.2	AAA
Non-agency RMBS	34.7	(19.5)	AA-	74.3	(28.4)	AA+
Alternative-A ("Alt-A") RMBS	26.2	(10.1)	AA+	49.2	(29.9)	AA+
Total MBS	$335.8	(26.0)	AA+	596.2	(86.1)	AA+

ABS:
ABS	$22.9	(1.4)	AA	59.3	(15.1)	AA+
Alt-A ABS	-	-	-	0.9	-	B
Sub-prime ABS[2]	-	-	-	1.2	(0.2)	A
Total ABS	$22.9	(1.4)	AA	61.4	(15.3)	AA

1 U.S. Governemnt includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held to Maturity Securities
June 30, 2009
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)[2]	Unrealized Gain (Loss) in Other Comprehensive Income[3]	Total Unrealized / Unrecognized Gain (Loss)	Credit Quality
HTM Fixed Maturity Portfolio[1]:
U.S. government obligations	$193.5	194.4	(0.9)	6.5	5.6	AAA
State and municipal obligations	1,254.4	1,269.8	(15.4)	38.3	22.9	AA
Corporate securities	108.5	106.4	2.1	(6.6)	(4.5)	A-
Mortgage-backed securities	271.5	277.0	(5.5)	(26.3)	(31.8)	AAA
Asset-backed securities	34.2	32.8	1.4	(7.3)	(5.9)	AA
Total HTM portfolio	$1,862.1	1,880.4	(18.3)	4.6	(13.7)	AA+

State and Municipal Obligations:
Government obligations	$305.5	311.1	(5.6)	16.7	11.1	AA+
Special revenue obligations	948.9	958.7	(9.8)	21.6	11.8	AA
Total state and municipal obligations	$1,254.4	1,269.8	(15.4)	38.3	22.9	AA

Corporate Securities:
Financial	$32.4	31.4	1.0	(4.4)	(3.4)	A
Industrials	30.5	28.8	1.7	(2.3)	(0.6)	A-
Utilities	15.2	16.5	(1.3)	(0.1)	(1.4)	A-
Consumer discretionary	6.2	6.1	0.1	0.1	0.2	BBB+
Consumer staples	19.0	18.6	0.4	0.5	0.9	AA-
Materials	2.0	1.9	0.1	(0.1)	-	BBB-
Energy	3.2	3.1	0.1	(0.3)	(0.2)	BB+
Total corporate securities	$108.5	106.4	2.1	(6.6)	(4.5)	A-

MBS:
Agency CMBS	$22.6	22.2	0.4	0.4	0.8	AAA
Non-agency CMBS	75.7	82.2	(6.5)	(29.0)	(35.5)	AAA
Agency RMBS	173.1	172.4	0.7	2.4	3.1	AAA
Non-agency RMBS	0.1	0.2	(0.1)	(0.1)	(0.2)	AAA
Total MBS	$271.5	277.0	(5.5)	(26.3)	(31.8)	AAA

ABS:
ABS	$32.3	30.8	2.5	(6.3)	(3.8)	AA+
Alt-A ABS	0.9	0.9	(1.2)	(0.5)	(1.7)	CC
Sub-prime ABS[4]	1.0	1.1	0.1	(0.5)	(0.4)	A
Total ABS	$34.2	32.8	1.4	(7.3)	(5.9)	AA

1 2008 HTM securities are not presented as they are not material
2 Unrecognized holding gains (losses) are equal to the fair value less the carry value of the security
3 Unrealized gains (losses) are equal to the fair value less the amortized costs of securities transferred from AFS to HTM at the date of transfer, adjusted for subsequent amortization into income
4 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.